Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2008		2007			Percent
		Percent			Percent	Increase
	Amount	to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 16,194	100.0	$ 15,037		100.0	7.7
Cost of products sold	4,614	28.5	4,385		29.1	5.2
Selling, marketing and administrative expenses	5,123	31.6	4,802		31.9	6.7
Research expense	1,712	10.6	1,652		11.0	3.6
In-process research & development	-	-	807		5.4
Interest (income)expense, net	16	0.1	(33)		(0.2)
Other (income)expense, net	(18)	(0.1)	(228)		(1.5)
Earnings before provision for taxes on income	4,747	29.3	3,652		24.3	30.0
Provision for taxes on income	1,149	7.1	1,079		7.2	6.5
Net earnings	$ 3,598	22.2	$ 2,573		17.1	39.8

Net earnings per share (Diluted)	$ 1.26		$ 0.88			43.2

Average shares outstanding (Diluted)	2,866.3		2,924.3

Effective tax rate	24.2%		29.5%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 4,747	29.3	$ 4,459	(1)	29.7	6.5
Net earnings	$ 3,598	22.2	$ 3,380	(1)	22.5	6.4
Net earnings per share (Diluted)	$ 1.26		$ 1.16	(1)		8.6
Effective tax rate	24.2%		24.2%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes, net earnings and earnings per share (diluted) is the exclusion of IPR&D of $807 million with no tax benefit and $0.28 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets.  Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,819	1,629	11.7%	11.7	-
International	2,245	1,867	20.2	8.3	11.9
	4,064	3,496	16.2	9.9	6.3

Pharmaceutical
U.S.	4,070	4,034	0.9	0.9	-
International	2,359	2,187	7.9	(3.1)	11.0
	6,429	6,221	3.3	(0.6)	3.9

Med Devices & Diagnostics
U.S.	2,588	2,584	0.2	0.2	-
International	3,113	2,736	13.8	2.6	11.2
	5,701	5,320	7.2	1.4	5.8

U.S.	8,477	8,247	2.8	2.8	-
International	7,717	6,790	13.7	2.4	11.3
Worldwide	$16,194	15,037	7.7%	2.6	5.1

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
geographic area
U.S.	$ 8,477	8,247	2.8%	2.8	-

Europe	4,308	3,812	13.0	0.8	12.2
Western Hemisphere excluding U.S.	1,245	1,046	19.0	6.2	12.8
Asia-Pacific, Africa	2,164	1,932	12.0	3.2	8.8
International	7,717	6,790	13.7	2.4	11.3

Worldwide	$16,194	15,037	7.7%	2.6	5.1

REPORTED SALES vs. PRIOR PERIOD
$MM

	FIRST QUARTER
				% Change
	2008	2007	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

ACIPHEX/PARIET
US	116	159	-27.0%	-27.0%	-
Intl	161	177	-9.0%	-19.4%	10.4%
WW	277	336	-17.6%	-23.1%	5.5%

CONCERTA
US	224	200	12.0%	12.0%	-
Intl	66	52	26.9%	14.8%	12.1%
WW	290	252	15.1%	12.6%	2.5%

DURAGESIC/FENTANYL TRANSDERMAL
US	75	116	-35.3%	-35.3%	-
Intl	158	187	-15.5%	-24.2%	8.7%
WW	233	303	-23.1%	-28.5%	5.4%

LEVAQUIN/FLOXIN
US	474	459	3.3%	3.3%	-
Intl	22	20	10.0%	4.0%	6.0%
WW	496	479	3.5%	3.3%	0.2%

PROCRIT/EXPREX
US	334	530	-37.0%	-37.0%	-
Intl	295	287	2.8%	-9.3%	12.1%
WW	629	817	-23.0%	-27.2%	4.2%

RAZADYNE/REMINYL
US	50	51	-2.0%	-2.0%	-
Intl	99	77	28.6%	13.6%	15.0%
WW	149	128	16.4%	7.4%	9.0%

REMICADE
US	676	600	12.7%	12.7%	-
US Exports (4)	320	131	144.3%	144.3%	-
Intl	2	0	436.0%	410.7%	25.3%
WW	998	731	36.5%	36.5%	-

RISPERDAL
US	582	559	4.1%	4.1%	-
Intl	227	308	-26.3%	-33.6%	7.3%
WW	809	867	-6.7%	-9.3%	2.6%

RISPERDAL CONSTA
US	101	101	0.0%	0.0%	-
Intl	208	160	30.0%	15.8%	14.2%
WW	309	261	18.4%	9.7%	8.7%

TOPAMAX
US	520	501	3.8%	3.8%	-
Intl	126	109	15.6%	4.2%	11.4%
WW	646	610	5.9%	3.9%	2.0%

VELCADE
US	2	2	0.0%	0.0%	-
Intl	182	111	64.0%	49.9%	14.1%
WW	184	113	62.8%	48.9%	13.9%

OTHER
US	596	625	-4.6%	-4.6%	-
Intl	813	699	16.3%	2.8%	13.5%
WW	1,409	1,324	6.4%	-0.7%	7.1%

TOTAL PHARMACEUTICAL
US	4,070	4,034	0.9%	0.9%	-
Intl	2,359	2,187	7.9%	-3.1%	11.0%
WW	6,429	6,221	3.3%	-0.6%	3.9%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) For external purposes, reported as U.S. sales

REPORTED SALES vs. PRIOR PERIOD $MM

	FIRST QUARTER
				% Change
	2008	2007	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (4)
US	357	424	-15.8%	-15.8%	-
Intl	478	504	-5.2%	-14.7%	9.5%
WW	835	928	-10.0%	-15.2%	5.2%

DEPUY
US	694	678	2.4%	2.4%	-
Intl	559	479	16.7%	5.6%	11.1%
WW	1,253	1,157	8.3%	3.7%	4.6%

DIABETES CARE
US	303	292	3.8%	3.8%	-
Intl	312	257	21.4%	8.0%	13.4%
WW	615	549	12.0%	5.7%	6.3%

ETHICON (5)
US	341	345	-1.2%	-1.2%	-
Intl	604	529	14.2%	2.9%	11.3%
WW	945	874	8.1%	1.3%	6.8%

ETHICON ENDO-SURGERY
US	429	417	2.9%	2.9%	-
Intl	574	474	21.1%	8.9%	12.2%
WW	1,003	891	12.6%	6.1%	6.5%

ORTHO-CLINICAL DIAGNOSTICS (5)
US	238	233	2.1%	2.1%	-
Intl	205	175	17.1%	5.2%	11.9%
WW	443	408	8.6%	3.5%	5.1%

VISION CARE
US	226	195	15.9%	15.9%	-
Intl	381	318	19.8%	9.2%	10.6%
WW	607	513	18.3%	11.7%	6.6%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,588	2,584	0.2%	0.2%	-
Intl	3,113	2,736	13.8%	2.6%	11.2%
WW	5,701	5,320	7.2%	1.4%	5.8%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Includes sale of Cypher for Q1 2008 of $169, $231 and $400 million Domestic, International and Worldwide respectively
Includes sale of Cypher for Q1 2007 of $236, $292 and $528 million Domestic, International and Worldwide respectively
(5) Restated to include portion of sales previously reported in the "Other" category

REPORTED SALES vs. PRIOR PERIOD $MM

	FIRST QUARTER
			% Change
	2008	2007	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

SKIN CARE
US	382	357	7.0%	7.0%	-
Intl	458	407	12.5%	1.5%	11.0%
WW	840	764	9.9%	4.0%	5.9%

BABY CARE
US	115	109	5.5%	5.5%	-
Intl	418	338	23.7%	12.9%	10.8%
WW	533	447	19.2%	11.1%	8.1%

ORAL CARE
US	199	203	-2.0%	-2.0%	-
Intl	187	156	19.9%	9.4%	10.5%
WW	386	359	7.5%	2.9%	4.6%

OTC/NUTRITIONALS
US	842	655	28.5%	28.5%	-
Intl	752	602	24.9%	11.8%	13.1%
WW	1,594	1,257	26.8%	20.5%	6.3%

WOMEN'S HEALTH
US	148	163	-9.2%	-9.2%	-
Intl	313	258	21.3%	8.8%	12.5%
WW	461	421	9.5%	1.8%	7.7%

WOUND CARE / OTHER
US	133	142	-6.3%	-6.3%	-
Intl	117	106	10.4%	-1.4%	11.8%
WW	250	248	0.8%	-4.2%	5.0%

TOTAL CONSUMER
US	1,819	1,629	11.7%	11.7%	-
Intl	2,245	1,867	20.2%	8.3%	11.9%
WW	4,064	3,496	16.2%	9.9%	6.3%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)